                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Joseph V.  Roberts,  Chief  Executive  Officer  of  Nutrition
Management  Services Company, a Pennsylvania  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Annual Report of Nutrition  Management  Services  Company on Form 10-K/A for
the year ended June 30, 2004 of the Company (the  "Report")  fully complies with the  requirements of section 13 (a) or 15 (d) of the Securities  Exchange Act of
1934,  and the  information  contained  in the Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

                                            /s/ Joseph V. Roberts
                                            ------------------------------------
                                            Joseph V. Roberts
                                            Chief Executive Officer
                                            December 21, 2004